UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 29, 2016

Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events	3
SIGNATURE	4

Item 8.01	Other Events

Ensco plc has reached an agreement with the customer of ENSCO 8503 to settle the customer’s remaining obligations under the drilling services contract, which was scheduled to expire in August 2017, subject to certain conditions.

As part of this agreement, Ensco received total consideration of $20 million, approximately $5 million of which was a deposit previously provided to Ensco pursuant to the drilling services contract. In addition, the customer agreed to make a $5 million deposit that can be applied as a credit toward certain future drilling services initiated by the customer in the Gulf of Mexico on or before March 31, 2017. If these funds are not used by such date, subject to certain exceptions, the customer forfeits such $5 million deposit.

Pursuant to the settlement, Ensco also retains the exclusive right to perform offshore drilling services for the customer within a predefined range of operating day rates in the Gulf of Mexico through December 31, 2019.

Future aggregate revenue backlog forfeited as a result of this agreement is approximately $150 million. As disclosed by the customer in April 2016, the customer has been assessing restructuring and financial alternatives. The accounting treatment related to this agreement will be communicated as quarterly results are reported.

Statements contained in this Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements involving future offshore drilling services to be performed in the Gulf of Mexico and the potential forfeiture of a customer deposit. Such statements are subject to numerous risks, uncertainties and assumptions, including with respect to risks associated with applicable bankruptcy and other laws. In addition, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in the Company’s subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of the our website at www.enscoplc.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date:	June 29, 2016	/s/ Tommy E. Darby Tommy E. Darby Controller

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